UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported)     January 3, 2001
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                                   TRITON ENERGY LIMITED
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              (Exact name of registrant as specified in its charter)



        Cayman Islands                     1-11675             None
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(State or other jurisdiction of        (Commission         (IRS Employer
       incorporation)                   File Number)        Identification No.)




   Caledonian House, Jennett Street
        P.O. Box 1043
           George Town
    Grand Cayman, Cayman Islands                            NA
----------------------------------------                    --
(Address of principal executive offices)                 (Zip Code)




     Registrant's telephone number, including area code  (345) 949-0050
                                                        --------------------




                                       N/A
          (Former name or former address, if changed since last report)



ITEM  9.  REGULATION  FD  DISCLOSURE

     Triton Energy Limited has achieved mechanical completion of the Ceiba-1 development well in the Ceiba Field offshore Equatorial Guinea. However, we report a delay in connecting the production controls from the floating production, storage and offloading vessel (FPSO) to the well. We are now targeting production from the well to begin by mid-February 2001.

     The Ceiba-1 well is the last of the first four wells drilled in the field that will be completed and connected to the FPSO. It is intended that the Ceiba-1 well will enable us to reach our targeted initial production rate of 52,000 barrels of oil per day.

     To date, three Ceiba Field wells are producing oil. Their average production rate during the last half of December 2000 was about 38,200 barrels of oil per day. The Sedco 700 semisubmersible rig that completed the first four Ceiba wells is drilling and will complete the Ceiba-7 development well, as well as four subsequent development wells planned for 2001. We spudded the Ceiba-7 well on January 1, 2001.

     In addition, on January 9, 2001, James C. Musselman, Triton's President and Chief Executive Officer, will be attending the Goldman Sachs Energy Conference and participating in a panel discussion entitled "Growing Abroad - Opportunities and Challenges as an Independent." We expect that a revised version of our Investor Update and a copy of Mr. Musselman's outline for his panel discussion will be available on our web site by Tuesday, January 9. To review these materials, visit our web site, www.tritonenergy.com, choose the Investor Relations page and then choose Presentations.

     Please note that certain information contained in the update and the outline, as well as written and oral statements made or incorporated by reference from time to time by Triton and our representatives in our reports and filings with the Securities and Exchange Commission, news releases, conferences, teleconferences, web postings, or otherwise, may be deemed to be "forward-looking statements" within the meaning of Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995 and are subject to the "Safe Harbor" provisions of those statutes. Forward-looking statements include statements concerning our plans, objectives, goals, strategies and future operations and performance and the assumptions underlying such forward-looking statements, such as drilling schedules; future production; our capital budget and future capital requirements; estimates of reserves; and estimates of revenues, expenses and income. The words
"anticipates," "estimates," "expects," "believes," "intends," "plans," "may," "will," "should" and similar expressions are intended to identify such forward-looking statements.

     All forward-looking statements are based on then current expectations and involve a number of risks and uncertainties, which are discussed in detail in our Securities and Exchange Commission filings, including our report on Form 10-Q for the period ended September 30, 2000, and our Annual Report on Form 10-K for the year ended December 31, 1999, as well as in the context of such forward-looking statements. Actual results and developments could differ materially from those expressed in or implied by such statements due to these and other factors.

     We do not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

     The information in this report (including the exhibits, if any) is furnished pursuant to Item 9 and is not "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. This report is not an admission as to the materiality of any information reported pursuant to this filing.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    TRITON  ENERGY  LIMITED



Date:  January  3,  2001            By: /s/  A.E. Turner, III
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                                        A.E. Turner,III, Senior Vice President
                                          and  Chief Operating Officer